iShares®
iShares Trust
iShares ESG MSCI USA Leaders ETF (SUSL)
(the “Fund”)
Supplement dated June 2, 2025 to the currently effective Summary Prospectus,
Prospectus, and Statement of Additional Information (“SAI”) of the Fund
MSCI has enhanced the existing methodology for the MSCI Selection Indexes (formerly MSCI ESG Leaders Indexes), which are MSCI’s Standard size‑segment indexes that serve as the foundation for the Fund’s existing custom underlying index.
Accordingly, the following methodology enhancements made to the MSCI Selection Indexes as part of MSCI’s May 2025 Annual Index Review are applied to the Fund’s custom underlying index as part of the regularly scheduled index rebalance on May 30, 2025 and effective at market open on June 2, 2025:
Change to the Fund’s “Principal Investment Strategies”
The third sentence of the first paragraph of the section entitled “Principal Investment Strategies” on page S‑1 of the Summary Prospectus and page S‑35 of the Prospectus is deleted in its entirety and replaced with the following:
The Index Provider begins with the MSCI USA Index (the “Parent Index”) and excludes securities of companies involved in the business of tobacco, alcohol, gambling, nuclear power and weapons, palm oil, arctic oil and gas, thermal coal and unconventional oil and gas businesses (e.g., thermal coal extraction and generation or oil sands extraction), companies involved with conventional and controversial weapons, producers and major retailers of civilian firearms, as well as companies involved in very severe business controversies.
The third sentence of the Index Description subsection of the section entitled “MSCI USA Extended ESG Leaders Index” on page 49 of the SAI is deleted in its entirety and replaced with the following:
The Fund’s Index Provider begins with the parent index and excludes securities of companies involved in the business of tobacco, alcohol, gambling, nuclear power, palm oil, arctic oil and gas, thermal coal and unconventional oil and gas businesses (e.g., thermal coal extraction and generation or oil sands extraction), companies involved with conventional and controversial weapons, producers and major retailers of civilian firearms, as well as companies involved in very severe business controversies.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑SUSLmc‑0625

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